Exhibit 99.1
June 2009 Positioned to Capitalize on Growth in 3G Cellular Market and Beyond

2 (c) 2009 InterDigital, Inc. All rights reserved. This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.'s current beliefs, plans and expectations as to: (i) future results, projections and trends; (ii) our strategy; (iii) our 3G revenue growth potential and the growth potential of our 3G patent licensing program; (iv) future global mobile device sales and market opportunities; and (v) selective acquisitions and investment opportunities. Such statements are subject to the "safe harbor" created by those sections. Words such as "believe," "continue to," "develop," "driving," "emerging," "enabling," "estimate," "exceeds," "expect," "future," "goal," "growth," "increase," "initiative," "intend," "invent," "may," "opportunity," "position," "potential," "projected," "recurring," variations of any such words and similar expressions, and graphical charts and timelines representing future estimates or events are intended to identify such forward-looking statements. Actual results and events may differ materially from those described in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) our ability to leverage or enter into new customer agreements, strategic relationships or complimentary investment opportunities on acceptable terms; (v) our ability to enter into additional patent license agreements; (vi) changes in expenses related to our technology offerings and operations; (vii) whether we have the appropriate financial assets and/or cash flows; (viii) unfavorable outcomes in patent disputes and the expense of defending our intellectual property rights; (ix) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and (x) changes or inaccuracies in market projections, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update any forward-looking statement contained herein. This presentation includes various "non-GAAP financial measures," as that term is defined in Regulation G promulgated by the Securities and Exchange Commission, which are reconciled to GAAP financial measures at the end of this presentation.

# Highly Integrated Business Model

**35 + Year Digital Cellular Technology Pioneer**
Thousands of patents worldwide
Inventions used in every cellular device

**Key Contributor to Standards**
2G, 3G, and LTE – 4G and beyond
Wireless LAN & Mobility/Convergence

**Highly Successful Licensor**
Patents have generated over $2 billion
Licensing leading manufacturers


Wireless Innovations
Standards Contributions
Patent Licensing

InterDigital®
© 2009 InterDigital, Inc. All rights reserved.
3

The Mobile Device Market Opportunity 4 (c) 2009 InterDigital, Inc. All rights reserved. Almost 1.5 Billion Handsets Expected to Ship by 2014 70% to be 3G/LTE Millions of units Source: Strategy Analytics, June 2009

5 (c) 2009 InterDigital, Inc. All rights reserved. A History of Innovation... Starting in the early 1980s, developed key inventions used in 2G systems today: Fundamental system architecture Roaming and handoff techniques Distributed base station technologies In the early 1990s, continued pioneering work with 3G systems and developed key inventions relating to, among other things: Power control Handoff Pilot codes Multi-channel arrangements Today, driving technology evolution in LTE and advanced 802 technologies

6 (c) 2009 InterDigital, Inc. All rights reserved. ....Drives Solid Financial Results Solid Financial Performance in 2008 Net income of $26.2 million, or $0.57 per share Repurchased $82 million of common stock Good start in Q1 2009 Samsung $400 million 2G/3G Agreement 50% of 3G devices sold under license from InterDigital Pro Forma net income of $15.4 million, or $0.34 per share $43 million free cash flow* Higher profitability driven by increased revenues, lower costs Positioned for significant growth New 3G licensees Operating leverage in business model New technologies beyond cellular markets InterDigital defines "free cash flow" as operating cash flow less purchases of property, equipment, technology licenses, and investments in patents.

7 (c) 2009 InterDigital, Inc. All rights reserved. Global Reach These trademarks are the sole property of their respective owners. Sampling of customers, licensees, and strategic relationships

8 (c) 2009 InterDigital, Inc. All rights reserved. Solid Recurring Licensing Royalty Revenue ** ** Excludes revenues for past sales $ in Millions * Due to a transition in revenue recognition, includes only 3 quarters of per unit royalties

9 (c) 2009 InterDigital, Inc. All rights reserved. Strong Free Cash Flow* Drives Shareholder Value Solid Balance Sheet $ in Millions $ in Millions Returning Value to Shareholders & Investing in the Business * InterDigital defines "free cash flow" as operating cash flow less purchases of property and equipment, technology licenses, and investments in patents.

People Connecting to People 10 Since 1990 and continuing growth 6 B subscribers worldwide Over 1B devices shipped yearly Over $2.5B in patent licensing Cellular WiFi WiMax Femto Relays (c) 2009 InterDigital, Inc. All rights reserved.

Sensors Tomorrow's Network of Networks 11 Cellular WiMax WiFi Mesh Ambiance Femto Relays Billions of subscribers, trillions of connections (c) 2009 InterDigital, Inc. All rights reserved.

# Key InterDigital Takeaways

## ► Leading Developer of Digital Wireless Technology

- Consistent track record of successful innovation and licensing programs with top tier OEMs
- Inventions address fundamental technical challenges
- Influential member of multiple standards bodies
- Strong 3G patent portfolio and established licensing programs

## ► Multiple Opportunities to Drive Growth

- 3G royalties from new and existing licensees
- Significant operating leverage
- Strong wireless innovation roadmap in cellular and beyond
- Selective acquisition and investment opportunities

InterDigital®
© 2009 InterDigital, Inc. All rights reserved.
12

Technology Initiatives Address New Market Potential 13 Advanced Air Interfaces Cellular System Evolution People to People Security and Trust Advanced Communication Systems People to Things Things to Things Time Future Device Architectures Market Potential (c) 2009 InterDigital, Inc. All rights reserved.

Appendix

# Licensees

as of May 2009

| | | |
|---|---|---|
| Alcatel Espana | American Telephone and Telegraph Company (AT&T) | Apple Inc. |
| Arima Communications Corporation | ASUSTeK Computer | Danger Inc. |
| Denso Corporation | Giant Electronics, Ltd. | High Tech Computer (HTC) |
| Hitachi Ltd. | Hop-On Wireless, Inc. | Hughes Network Systems Inc. |
| Infineon Technologies AG | Inventec Appliances Corp. | Iwatsu America Inc. |
| iWOW Connections Pte Ltd | Japan Radio | Kokusai Electric Co. Ltd. |
| Kyocera Corporation | LG Electronics Inc. | Lucent Technologies Inc. |
| Matsushita Communication Industrial Co. Ltd. (Panasonic) | Mitsubishi Electric Corporation | ModeLabs Group |
| Nakayo Telecommunications, Inc. | NEC Corporation | Nokia Corporation |
| Oki Electric Industry Co. Ltd. | Option NV | Pacific Communication Sciences, Inc. |
| Pegatron Corporation | Qualcomm Incorporated | Quanta Computer Inc. |
| Research In Motion Limited | Robert Bosch GmbH | Samsung Electronics Co. Ltd. |
| Sanyo Electric Co. Ltd. | Sharp Corporation | Shintom Company Ltd. |
| Siemens Aktiengesellschaft | Sierra Wireless, Inc. | Sony Ericsson Mobile Communications AB |
| Telefonaktiebolaget LM Ericsson | Toshiba Corporation | UbiNetics Ltd. |
| Windshift Holdings, Inc. | | |

InterDigital®
© 2009 InterDigital, Inc. All rights reserved.
16

17 (c) 2009 InterDigital, Inc. All rights reserved. Cash Flow Reconciliation Free cash flow is a supplemental non-GAAP financial measure that InterDigital believes is helpful in evaluating the company's ability to invest in its business, make strategic acquisitions and fund share repurchases, among other things. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company's cash balance for the period. InterDigital's computation of free cash flow may not be comparable to free cash flow reported by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. InterDigital, Inc. Reconciliation of Pro Forma Free Cash Flows to InterDigital (GAAP) Net Cash Provided by Operating Activities (In thousands) (Unaudited)

18 (c) 2009 InterDigital, Inc. All rights reserved. For the Three Months Ended March 31, 2009 Actual Adjustments Pro Forma REVENUES OPERATING EXPENSES Other operating expenses Repositioning (Loss) income for operations OTHER INCOME: Interest and investment income, net (Loss) income before income taxes ICOME TAX BENEFIT (PROVISION) NET (LOSS) INCOME APPLICABLE TO COMMON SHAREHOLDERS NET (LOSS) INCOME PER COMMON SHARE-DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED 70,561 70,561 47,261 47,261 - 37,063 (37,063) 84,324 (13,763) 829 (12,934) 4,248 $(8,868) $(0.20) 43,501 (37,063) 37,063 37,063 (13,009) $24,054 47,261 23,300 829 24,129 (8,761) $15,368 $0.34 44,460 Reconciliation of Consolidated Statement of Operations InterDigital, Inc. The above pro forma statements of financial results exclude the expense associated with the repositioning charge and the related tax benefit. The company has provided these pro forma figures here and elsewhere in this presentation. Management regards the repositioning charge and related tax benefit as a non-recurring item not indicative of operating results for the period and believes that investors might share this viewpoint.